Comparison of Pharmacokinetic Profiles of RHI-Based Ultra-Rapid-Acting Biodel Formulations and Humalog® Across Three Studies



VIAject™ 25 (BIOD-090)(1)(2)
VIAject™ 7 (BIOD-100)(1)(2)
BIOD-123
BIOD-105
BIOD-107
BIOD-125
Humalog®
Humalog®
Humalog®
Insulin Concentration (% of C_{max})
100
80
60
40
20
0
0
60
120
180
240
300
360
420
480
Time (min)
100
80
60
40
20
0
0
10
20
30
40
50
60

(1) VIAject™ 25 and VIAject™ 7 shown to be bioequivalent in the 30J study - see *Diabetes, Obesity and Metabolism 14: 222-227, 2012*

(2) The name "VIAject™" was replaced by the name "Linjeta™" in 2010

BIODEL Life Delivered®

Study 030J: Comparison of Pharmacokinetic Profiles of VIAject™ 25 (BIOD-090), VIAject™ 7 (BIOD-100) and Humalog®



VIAject™ 25 (BIOD-090)(1)(2)
VIAject™ 7 (BIOD-100)(1)(2)
Humalog®
Insulin Concentration (% of C_{max})
Time (min)
0
60
120
180
240
300
360
420
480
0
20
40
60
80
100
0
10
20
30
40
50
60

(1) VIAject™ 25 and VIAject™ 7 shown to be bioequivalent

(2) The name "VIAject™" was replaced by the name "Linjeta™" in 2010

Source: Diabetes, Obesity and Metabolism 14: 222-227, 2012

BIODEL
Life Delivered®

Study 039J: Comparison of Pharmacokinetic Profiles of BIOD-105, BIOD-107 and Humalog®



BIOD-105
BIOD-107
Humalog®
Insulin Concentration (% of C_{max})
100
80
60
40
20
0
0
60
120
180
240
300
360
420
480
Time (min)
100
80
60
40
20
0
0
10
20
30
40
50
60

Data on file.

Study 3-101: Comparison of Pharmacokinetic Profiles of BIOD-123, BIOD-125 and Humalog®



BIOD-123
BIOD-125
Humalog®
Insulin Concentration (% of C_{max})
Time (min)
0
60
120
180
240
300
360
420
480
0
20
40
60
80
100
0
10
20
30
40
50
60

Data on file.

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